Executed Version - Exhibit 10.1

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

dated as of April 3, 2023

among

RILEY EXPLORATION – PERMIAN, LLC
as Borrower

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

TRUIST BANK
as Administrative Agent and Issuing Bank

__________________________________________

TRUIST SECURITIES, INC.,
U.S. BANK NATIONAL ASSOCIATION AND
KEYBANC CAPITAL MARKETS INC.
as Joint Lead Arrangers and Joint Bookrunners

and

FIRST HORIZON BANK, A TENNESSEE STATE BANK
as Syndication Agent

4882-4352-9037

Exhibit 10.1
FOURTEENTH AMENDMENT TO
CREDIT AGREEMENT
THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 3, 2023, by and among RILEY EXPLORATION PERMIAN, INC., a Delaware corporation (“Parent”), RILEY EXPLORATION - PERMIAN, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders which is signatory hereto, and TRUIST BANK, successor by merger to SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2017, as amended by that certain First Amendment to Credit Agreement dated as of February 27, 2018, that certain Second Amendment to Credit Agreement dated as of November 9, 2018, that certain Third Amendment to Credit Agreement dated as of April 3, 2019, that certain Fourth Amendment to Credit Agreement dated as of October 15, 2019, that certain Fifth Amendment to Credit Agreement dated as of May 7, 2020, that certain Sixth Amendment to Credit Agreement dated as of August 31, 2020, that certain Seventh Amendment and Consent to Credit Agreement dated as of October 21, 2020, that certain Eighth Amendment to Credit Agreement dated as of March 5, 2021, that certain Ninth Amendment to Credit Agreement dated as of May 5, 2021, that certain Tenth Amendment to Credit Agreement dated as of October 12, 2021, that certain Eleventh Amendment to Credit Agreement dated as of April 29, 2022, that certain Twelfth Amendment to Credit Agreement dated as of October 25, 2022 and that certain Thirteenth Amendment to Credit Agreement dated as of February 22, 2023 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower;
WHEREAS, Parent and the Borrower have requested that the Lenders amend the Existing Credit Agreement as set forth below; and
WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
SECTION a.Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment. As used in this Amendment:
(i)“Eddy County Acquisition” means the acquisition of the Eddy County Acquisition Properties pursuant to the terms and conditions of the Eddy County Acquisition Documents.
(ii)“Eddy County Acquisition Agreement” means that certain Purchase and Sale Agreement, dated February 22, 2023, by and between Pecos Oil & Gas, LLC, as seller, and the Borrower, as buyer.
(iii)“Eddy County Acquisition Documents” means (a) the Eddy County Acquisition Agreement and (b) all bills of sale, assignments, agreements, instruments, conveyances and documents executed and delivered in connection therewith, as amended.
(iv)“Eddy County Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower pursuant to the Eddy County Acquisition Agreement.

Exhibit 10.1
(v)“Existing Lender” means each institution that is a party hereto that is a Lender under the Credit Agreement immediately prior to the Amendment Effective Date.
(vi)“New Lender” means each institution that is a party hereto that is not a Lender under the Credit Agreement immediately prior to the Amendment Effective Date.
SECTION b.Amendments to Existing Credit Agreement. Effective on the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(i)Section 1.1 of the Existing Credit Agreement is amended by inserting the following definition in proper alphabetical order:
“Fourteenth Amendment Effective Date” means April 3, 2023.
(ii)The following definitions in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their respective entireties as follows:
“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.7(d). As of the Fourteenth Amendment Effective Date, the Aggregate Elected Commitment Amount is $325,000,000.

“Aggregate Maximum Loan Amount” shall mean $1,000,000,000. As of the Fourteenth Amendment Effective Date, the Aggregate Maximum Loan Amount is as set forth on Schedule II.

“Consolidated Cash Balance Limit” shall mean, at any time, the greater of (a) $32,500,000 and (b) ten percent (10%) of the Borrowing Base in effect at such time.

“Threshold Amount” shall mean, at any time, an amount equal to the greater of (a) $16,250,000 and (b) five percent (5%) of the Borrowing Base then in effect.

(iii)Section 2.4(a) of the Existing Credit Agreement is amended to replace each reference to “Twelfth” with “Fourteenth” and “$225,000,000” with “$325,000,000”.
(iv)Schedule II to the Existing Credit Agreement is amended and restated in its entirety to read as set forth on Schedule II to this Amendment.
SECTION c.Borrowing Base and Aggregate Elected Commitment Amount. Effective on the Amendment Effective Date, the Borrowing Base is increased to $325,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for April 1, 2023. This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement. The Borrower desires to set the Aggregate Elected Commitment Amount of the Lenders at $325,000,000. The Borrower, Administrative Agent and the Lenders agree that, (a) effective on the Amendment Effective Date, $325,000,000 shall be the Aggregate Elected Commitment Amount under the Credit Agreement and each Lender’s Elected Commitment shall be as set forth on Schedule II to this Amendment and (b) notwithstanding the specific requirements of Section 2.7(d) of the Credit Agreement, this Amendment satisfies the requirements of Section 2.7(d) of the Credit Agreement for setting the Aggregate Elected Commitment Amount.
SECTION d.New Lenders; Reallocation of Maximum Loan Amount.
(i)Effective on the Amendment Effective Date, Administrative Agent, the Borrower, the Existing Lenders and Issuing Bank consent to each New Lender becoming a “Lender” under and as defined in the Credit Agreement. Each New Lender represents and agrees as follows: (i) it has received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) it has, independently and without reliance upon the Administrative Agent, any other

Exhibit 10.1
agent, any Lender or any arranger, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and agrees that on the Amendment Effective Date, it will become a party to the Credit Agreement and be bound by all the terms and provisions thereof.
(ii)Effective on the Amendment Effective Date, Administrative Agent, the Borrower, the Lenders and Issuing Bank consent to the following: (a) the reallocation of the Maximum Loan Amounts so that each Lender’s Maximum Loan Amount, Elected Commitment and Pro Rata Share is as set forth on Schedule II to this Amendment and (b) the reallocation of the participations in Letters of Credit in accordance with each Lender’s Pro Rata Share as set forth on Schedule II to this Amendment. On the Amendment Effective Date, after giving effect to such reallocation, the Maximum Loan Amount, Elected Commitment and Pro Rata Share of each Lender shall be as set forth on Schedule II to this Amendment. The reallocation of the Maximum Loan Amounts among the Lenders party hereto shall be deemed to have been consummated on the Amendment Effective Date pursuant to the terms of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Acceptance with respect to such reallocations. The Administrative Agent hereby waives the $3,500.00 processing fee set forth in Section 10.4(b)(iv)(B) of the Credit Agreement with respect to the reallocations contemplated by this Section 4.
(iii)Effective on the Amendment Effective Date, each Existing Lender hereby waives any breakage fees or costs that may be payable pursuant to Section 2.18 of the Credit Agreement that result from the reallocations, adjustments, acquisitions and assignments under this Section 4.
SECTION e.Conditions of Effectiveness.
(i)This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement):
(1)The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders, Parent and the Borrower (which may be by PDF transmission);
(2)Each of the representations and warranties set forth in Section 6 of this Amendment shall be true and correct;
(3)Borrower shall have paid all fees and expenses due and owing to the Lenders, the Administrative Agent and the Sole Lead Arranger on or prior to the Amendment Effective Date pursuant to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent (but limited to one primary outside counsel for the Administrative Agent and Sole Lead Arranger)) and any fee letter agreed upon in writing by the Borrower, the Administrative Agent and the Sole Lead Arranger;
(4)The Eddy County Acquisition shall have been (or contemporaneously with the Amendment Effective Date shall be) consummated in accordance with the terms of the Eddy County Acquisition Documents, without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent);
(5)The Administrative Agent shall have received fully executed copies of the Eddy County Acquisition Agreement and all other material documents and agreements evidencing the Eddy County Acquisition, together with all exhibits and schedules, certified by a Responsible Officer of the Borrower as being true and correct and complete; and

Exhibit 10.1
(6)The Amendment Effective Date shall occur on or before May 3, 2023.
(ii)Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
SECTION f.Representations and Warranties. Parent and the Borrower each represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(i)It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(ii)The Credit Agreement, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which Parent, Borrower or any other Loan Party is a party constitute the valid and binding obligations of Parent, the Borrower and such Loan Party, as applicable, enforceable against Parent, the Borrower and such Loan Party, as applicable, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(iii)This Amendment does not and will not violate any provisions of any limited liability company agreement, bylaws and other organizational and governing documents of Parent, the Borrower or any other Loan Party.
(iv)No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents is required in connection with the execution, delivery or performance by, or enforcement against, Parent, the Borrower or any other Loan Party of this Amendment.
(v)At the time of and immediately after giving effect to this Amendment, the representations and warranties of Parent, the Borrower and each other Loan Party contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.
(vi)At the time of and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing.
(vii)Since December 31, 2022, no Material Adverse Effect has occurred and is continuing or could reasonably be expected to have occurred and be continuing.
SECTION g.Miscellaneous.
(i)Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby.
(ii)Effect on the Credit Agreement; Ratification. Except as specifically amended or modified by this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified

Exhibit 10.1
and confirmed. By its acceptance hereof, Parent and the Borrower hereby each ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.
(iii)Extent of Amendments. Except as otherwise expressly provided herein, the Existing Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Parent and the Borrower hereby each ratifies and confirms that (i) except as expressly amended or modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Existing Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
(iv)Loan Documents. The Loan Documents, as such may be amended or modified in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document.
(v)Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, Parent and the Borrower each represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it or any other Loan Party, except pursuant to the terms of the Credit Agreement and Loan Documents, if any, to the payment of any Obligations of Parent, the Borrower or any other Loan Party to Administrative Agent, Issuing Bank or any Lender.
(vi)Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
(vii)Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.
(viii)Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION h.NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, THE BORROWER, THE OTHER LOAN PARTIES, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION i.No Waiver. Parent and the Borrower each hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or

Exhibit 10.1
remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
SECTION j.Amendment Effective Date Borrowing. The Administrative Agent and each Lender acknowledges and agrees that, notwithstanding the advance notice requirements of Section 2.3 of the Credit Agreement, the Borrower may give the Administrative Agent a Notice of Borrowing for any Borrowing (including, for the avoidance of doubt, any Base Rate Borrowing or SOFR Borrowing) to occur on the Amendment Effective Date in connection with the consummation of the Eddy County Acquisition on the same day as the Amendment Effective Date; provided that, with respect to any such Borrowing on the Amendment Effective Date requested pursuant to this Section 10: (a) the Borrower shall deliver the applicable Notice of Borrowing to the Administrative Agent no later than 11:00 a.m. Eastern time on the Amendment Effective Date (or such later time as is acceptable to the Administrative Agent in its sole discretion) and (b) if requested by the Administrative Agent with respect to any such Borrowing that is a SOFR Borrowing, the Borrower shall deliver to the Administrative Agent a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.
SECTION k.Nature of Duties of Joint Lead Arrangers, Joint Bookrunners and Syndication Agent. Truist Securities, Inc., U.S. Bank National Association and KeyBanc Capital Markets Inc., each in their capacities as joint lead arrangers of this Amendment (collectively, the “Joint Lead Arrangers”), and each in their capacities as joint bookrunners (collectively, the “Joint Bookrunners”), and First Horizon Bank, a Tennessee State Bank, in its capacity as syndication agent (the “Syndication Agent”), shall not have any duties, responsibilities or liabilities under this Amendment and the other Loan Documents, other than their respective duties, responsibilities and liabilities in their respective capacities as Lenders hereunder.
Signature Pages Follow

Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

RILEY EXPLORATION PERMIAN, LLC,
as Borrower

By:	/s/Philip Riley
Name: Philip Riley
Title: Chief Financial Officer

PARENT:

RILEY EXPLORATION PERMIAN, INC.,
as Parent

By:	/s/Philip Riley
Name: Philip Riley
Title: Chief Financial Officer

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

ADMINISTRATIVE AGENT, ISSUING BANK, AND LENDER:

TRUIST BANK, SUCCESSOR BY MERGER TO SUNTRUST BANK,
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ John Kovarik
Name: John Kovarik
Title: Director
Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Johnson
Name: Beth Johnson
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

FIRST HORIZON BANK
as a Lender

By:	/s/ Moni Collins
Name: Moni Collins
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/ Matt Lang
Name: Matt Lang
Title: Senior Vice President - Amegy Division

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

COMERICA BANK,
as a Lender

By:	/s/ Robert Kret
Name: Robert Kret
Title: Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

MIDFIRST BANK,
as a Lender

By:	/s/ Jed Ferguson
Name: Jed Ferguson
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

SCHEDULE II - Exhibit 10.1

Pro Rata Shares, Elected Commitments and Maximum Loan Amounts

Lender	Pro Rata Share	Elected Commitment	Maximum Loan Amount
Truist Bank	25.480769230769%	$82,812,500.00	$254,807,692.30
U.S. Bank National Association	18.461538461539%	$60,000,000.00	$184,615,384.62
KeyBank National Association	15.384615384615%	$50,000,000.00	$153,846,153.85
First Horizon Bank, a Tennessee State Bank	12.980769230769%	$42,187,500.00	$129,807,692.31
Zions Bancorporation, N.A. dba Amegy Bank	10.769230769231%	$35,000,000.00	$107,692,307.69
Comerica Bank	9.230769230769%	$30,000,000.00	$92,307,692.31
MidFirst Bank	7.692307692308%	$25,000,000.00	$76,923,076.92
TOTAL	100.0%	$325,000,000.00	$1,000,000,000.00

Schedule II to Credit Agreement